UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):
August 31, 2026

TEUCRIUM COMMODITY TRUST
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

001-34765
 (Commission File Number)

61-1604335
 (I.R.S. Employer Identification No.)

Three Main Street, Suite 215
Burlington, VT 05401
(Address of principal executive offices) (Zip Code)

(802) 540-0019
Registrant’s telephone number, including area code

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Teucrium Wheat Fund	WEAT	NYSE Arca

Item 8.01. Other Events.

Teucrium Trading, LLC, as sponsor (the “Sponsor”) of Teucrium Commodity Trust (the “Trust”), has determined that, effective immediately, Teucrium Wheat Fund (the “Fund”), a series of the Trust, may exercise its discretion to invest in (i) KC Hard Red Winter Wheat futures contracts listed for trading on the Chicago Board of Trade (“KC HRW Wheat Futures Contracts”) and (ii) Hard Red Spring Wheat futures contracts listed for trading on the Minneapolis Grain Exchange, LLC (“MGEX HRS Wheat Futures Contracts” and, together with KC HRW Wheat Futures Contracts, “Alternative Wheat Futures Contracts”).

The Fund’s investment objective, Benchmark and Benchmark Component Futures Contracts have not changed. Under normal market conditions, the Fund will continue to seek to achieve its investment objective by investing in Benchmark Component Futures Contracts and in cash and cash equivalents. The Fund expects to invest in Alternative Wheat Futures Contracts only if, and only to the extent that, position limits, accountability levels or price fluctuation limits applicable to the Benchmark Component Futures Contracts restrict the Fund’s ability to invest in Benchmark Component Futures Contracts in the amounts necessary to seek its investment objective. The allocation of the Fund’s investments to Alternative Wheat Futures Contracts, generally, and among the different types of Alternative Wheat Futures Contracts, shall be subject to the sole discretion and judgement of the Sponsor. The Fund intends to invest in Alternative Wheat Futures Contracts in the same contract months as its then-existing Benchmark Component Futures Contract holdings. A list of the Fund’s holdings that will be used for the Fund’s next calculated net asset value ("NAV") can be found on the Fund’s website at teucrium.com/weat.

CBOT Wheat, CBOT KC Hard Red Winter Wheat and MGEX Hard Red Spring Wheat are each separate core referenced futures contracts under Part 150 of the Commodity Futures Trading Commission’s regulations and are each subject to separate federal and exchange-set position limits and accountability levels. Because KC HRW Wheat Futures Contracts and MGEX HRS Wheat Futures Contracts reference different classes of wheat than the Benchmark Component Futures Contracts, and have different delivery locations, delivery terms and grade specifications, an investment in Alternative Wheat Futures Contracts may cause changes in the Fund’s NAV to correlate less closely with changes in the Benchmark, and the markets for those contracts are less liquid than the market for the Benchmark Component Futures Contracts.

On August 31, 2026, the Trust filed a supplement to the Fund’s prospectus pursuant to Rule 424(b)(3) under the Securities Act of 1933, as amended, describing the matters set forth in this Current Report. Investors should read that supplement together with the Fund’s prospectus dated April 30, 2026, as supplemented.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Teucrium Commodity Trust
By: Teucrium Trading, LLC, its sponsor

Date: August 31, 2026

By: /s/ Sal Gilbertie
Name: Sal Gilbertie
Title: Chief Executive Officer